united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

Annual Report

December 31, 2014

TOPS® Aggressive Growth ETF Portfolio

TOPS® Balanced ETF Portfolio

TOPS® Conservative ETF Portfolio

TOPS® Growth ETF Portfolio

TOPS® Moderate Growth ETF Portfolio

Each a series of the Northern Lights Variable Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA
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“Positive TOPS Returns for 2014 In The Face of Increased Financial Markets Volatility”

All TOPS portfolios recorded positive returns for 2014, despite increased volatility and strong crosswinds challenging our diversified investment management strategies. While diversified portfolios typically fare well versus the benchmark U.S. large cap stocks and intermediate term bonds, globally diversified portfolios struggled versus the S&P 500 and U.S. aggregate bond index this year. TOPS utilizes a very sophisticated mix of 20+ global indices to optimize portfolio allocations over time; 2014 was simply a year where global diversification did not provide the opportunity for above average returns. Investors that did not diversify from U.S. large cap stocks were well compensated in the short term for taking on additional risk. On the other hand, investors that over weighted international or energy related stocks were punished. A key to the long term success of the TOPS strategies is the avoidance of taking on excessive risk, which means TOPS will trail the very best sectors and beat the worst sectors.

Relative to benchmarks reflecting our strategic global allocations to stocks and bonds, the TOPS Portfolios finished the year in line. Nonetheless, we are disappointed that so many unique events materialized globally in a single calendar year, dampening absolute returns.

2014 was a year of surprises. Coming into the year, we expected high single digit returns for U.S. stocks and low double digits for international stocks. In aggregate across market capitalizations, the U.S. prediction was accurate and local currency international returns were close as well. However, like any natural disaster, the currency tsunami of 2014 made international stocks fall short after currency adjustments. Likewise, several other factors contributed to results falling short of expectations for diversified portfolios, as nearly all diversifier asset classes detracted from equity results versus the S&P 500.

As television news stations and media outlets overall roll out their 2014 summaries, there are a few observations that come to mind. The world is littered with investment themes and stories, as we are blessed in this age to have an overwhelming amount of financial media. Each day, we have the opportunity to be inundated with well thought out theses on thousands of economic and financial topics. Compelling investment themes and/or stories do not always play out in investment performance, however. If that were the case, investing would simply involve a Google search for “positive economic trends”.

Professional investing requires the discipline to balance risk and reward in the best interest of shareholders, rejecting the temptation to chase after short term trends. In 2014 we saw several impactful trends that left a significant impact on results. However, capitalizing to the full extent on many of these trends would have required putting shareholder assets at significant risk.

A significant observation for 2014 was that several major trends were directly or indirectly driven by government actions. First, at this stage in the global economic cycle, governments are

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largely controlling market interest rates. Secondly, the drop in many currencies (specifically the Euro and Yen) can be largely attributed to government actions. Lastly, OPEC and its member nations have had a direct impact on setting global oil prices.

2014 Impactful Trends:

1)	The U.S. Dollar had its best year since 2005, having a significant negative impact on international investments.

2)	The S&P 500 had an incredible year versus other indexes.

3)	Interest rates dropped in the U.S., against expectations coming into the year.

4)	Oil had its worst year since 2008.

The Strong U.S. Dollar

The U.S. Dollar (USD) had a banner year. For years, we have reminded investors that most things are best in moderation. Over time, moderate currency movements have little impact on results. However, uncharacteristic swings can have a dramatic impact. For U.S. investors with international investments, the sharp USD moves this year had a direct drag on returns. For example, while international developed stocks trailed the S&P 500 this year by about 19%, about 2/3 of the drag was from currencies. While the USD strength in 2014 is not unprecedented, most investors would have a hard time remembering the last time the dollar appreciated so much.

The Euro drop in 2014 versus the USD had a large impact on the international investments for TOPS. Since the end of 2002, the Euro has traded over 1 vs. the USD. The Euro lost about 12% versus the USD in 2014. Likewise, the Japanese Yen lost just shy of 14%, the British Pound lost about 6% and the Australian Dollar lost over 8% as well. The Euro now trades near the 10 year low to the USD of 1.17, at about 1.20 USD to each Euro. The high was in 2008 when we reached 1.60 USDs to each Euro.

Since 2003, the Euro has traded in a range of 1.1 to 1.6 Euro/USD. While there is always risk that the Euro could fall further, we recognize the currency is in the bottom 20% of its historic range and drastic changes in exposure at this point could harm our investors. We are instead making small adjustments to manage currency risk.

As we reminded investors in 2008 when the U.S. economy teetered on the edge of collapse, the value of the entire United States economy cannot go to zero. Similarly, the value of the Eurozone, which is the 2nd largest economy in the world, is not going to zero. Will the Euro bottom at parity, a 1:1 exchange rate, with the USD? While possible, that is not optimal for the USD or the Euro.

TOPS has increased exposure to the USD by reducing exposure to international bonds to the minimum point of our strategic range. Likewise, we utilize an international bond ETF that is dollar hedged, which hedges out the impact of currency movements. Since successfully

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predicting short term currency changes is somewhat less likely than filling out a perfect NCAA tournament basketball bracket, many investment managers focus on managing and monitoring currency exposure instead of trying to profit on currency speculation. TOPS follows this strategy, by not making big bets on short term currency movements. In a review of popular funds geared towards profiting on currency speculation, we found that many of the top funds lost money in 2014, an example that even top currency experts were not able to profit on moves this year.

A Strong Year for the S&P 500 & Longer Term Bonds

In 2014, putting 100% of an investor’s money in the S&P 500 index would have been a hugely successful speculation. However, doing the same in 2005-2007 or 2009 would have been a disaster. Unfortunately, investing is not able to be done in hindsight and opportunities for hugely successful results bring with them the risk of disasters. Similarly, hugely increasing the maturity of bond holdings at the onset of 2014 would have been an extremely successful speculation. However, if interest rates would have instead risen in 2014, as most major economists predicted, a bet on long term bonds would have been massacred. A 1% rise in rates could have caused losses of 10-25% in value.

TOPS did not put 100% of our investor’s money in the S&P 500 in 2014, nor did we invest solely in international, emerging markets or natural resources stocks. Likewise, we did not increase bond risk to capture the unexpected decrease in interest rates that occurred in 2014. The risk of those trades not playing out could have caused significant damage to our investors. Instead of increasing risk beyond our mandates, we capitalized on the incredible year for the S&P 500 by maintaining large cap U.S. stock exposure as our #1 stock allocation in every one of our TOPS portfolios. In fact, we increased exposure to large cap U.S. stocks during the year. While maintaining a relatively short exposure to bonds, we earned positive returns from our fixed income allocation.

A Tough Year for Oil

Oil had its worst year since 2008, which brings up two significant points. First, it was a bad year overall for natural resources investments. Secondly, this is not unprecedented, as oil prices have a history of fluctuating. For example, prices peaked at $145 per barrel in July 2008 and fell all the way to $31 per barrel by December of that year. Even this 80% decline in prices was not completely unprecedented, as we had a 65% drop during the mid-1980s.

Dropping oil prices had a significant impact on many sectors of the market, but specifically in prices for energy stocks and high yield bonds. Many high yield bonds are issued by energy companies, so it seems investors believed lower oil prices might put pressure on the ability of these companies to pay on their debt. While high yield bond prices have dropped recently, continued growth in the U.S. economy indicates the risk of a major increase in defaults remains low.

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From 2014 into 2015

So, how will we remember 2014? From an investment standpoint, 2014 will be remembered as a year shaped by currencies, interest rates and oil prices. For TOPS investors, it will be a year in which growth exceeded inflation and an overall increase in wealth occurred. For the TOPS Portfolio Management Team, it will go down as a year in which we faced several significant headwinds to our style of investing. We are very pleased, however, that we did not chase gambles and remained disciplined to the benefit of our investors.

Where do we go from here? According to JP Morgan, forward looking P/Es are at their highest level since 2006 but U.S. stocks are only at historical average P/E valuation levels. Going back to the 1966 bull market, reaching average historical P/E levels has not necessarily been a bad omen for stocks. However, 2 of the last 3 bull markets sputtered out upon reaching average valuations (S&P- JP Morgan). Generally, the economic and earnings outlook in the U.S. look favorable and we maintain an above average allocation to U.S. stocks at this time.

We also recognize the U.S. has not cleaned out the skeletons in its closet. There are only a few developed countries in the world with higher levels of debt to GDP than the U.S.; they are Japan, Portugal, Greece and Italy (Source: JP Morgan Asset Management). Inflation remains near its lowest point ever. Likewise, the 10 yr. U.S. Treasury finished the year at a 2.17% yield, near its lowest point in over 50 years. Trying to time the top or bottom to any economic figure is a difficult task; investors in the U.S. are left to do that with many figures in the U.S. right now. Some have likened timing a top or bottom to catching a falling sword.

The international story has a lot of potential; however, we recognize the skeletons in the international closet as well. While it may be tempting to write off international stocks, given the recent performance, remember investing is an art and a science. Likewise, stock markets tend to be leading indicators, and investing after strong economic numbers is typically too late. Think back to 2009, as our bull market in the U.S. started at a time when the U.S. economy teetered on the edge of disaster. Now, look at what many international markets are facing now. Often times it is in difficult economic environments that bull markets develop. We recognize bull and bear markets cannot be perfectly predicted, which is why we adhere to our disciplined globally diversified approach.

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The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

The S&P SmallCap 600® measures the small cap segment of the U.S. equity market. The index is designed to be an investable portfolio of companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure the combined equity market performance of the materials sector of emerging markets countries. Component securities include those of chemical companies, construction materials companies, containers and packaging companies, metals and mining companies, and paper and forest products companies.

The Barclays Capital High Yield Very Liquid Index includes publicly issued U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds that have a remaining maturity of at least one year, regardless of optionality, are rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P, and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used), and have $600 million or more of outstanding face value.

The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and agency bonds that are dollar denominated and have a remaining maturity of greater than one year.

The Barclays Capital Intermediate U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

6072-NLD-1/29/2015

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TOPS® Aggressive Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark:

	One	Three	Performance
	Year	Year	Since Inception**
Aggressive Growth ETF Portfolio
Class 1	5.10%	14.64%	7.53%
Class 2	4.81%	14.45%	7.35%
S&P 500 Total Return Index ***	13.69%	20.41%	14.66%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2014 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1 and Class 2 are 0.41% and 0.66%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Inception date is April 26, 2011.

***	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2014	% of Net Assets
Equity Funds	97.9%
Other Assets/Cash & Cash Equivalents	2.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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TOPS® Balanced ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark:

	One	Three	Performance
	Year	Year	Since Inception**
Balanced ETF Portfolio
Class 1	4.76%	8.68%	5.74%
Class 2	3.54%	8.11%	5.27%
S&P 500 Total Return Index ***	13.69%	20.41%	14.66%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2014 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1 and Class 2 are 0.45% and 0.70%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Inception date is April 26, 2011.

***	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2014	% of Net Assets
Equity Funds	49.7%
Debt Funds	48.3%
Other Assets/Cash & Cash Equivalents	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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TOPS® Conservative ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark:

	One	Three	Performance
	Year	Year	Since Inception**
Conservative ETF Portfolio
Class 1	2.37%	5.79%	4.44%
Class 2	2.12%	5.56%	4.22%
S&P 500 Total Return Index ***	13.69%	20.41%	14.66%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2014 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1 and Class 2 are 0.48% and 0.73%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Inception date is April 26, 2011.

***	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2014	% of Net Assets
Debt Funds	68.2%
Equity Funds	29.8%
Other Assets/Cash & Cash Equivalents	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

8

TOPS® Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark:

	One	Three	Performance
	Year	Year	Since Inception**
Growth ETF Portfolio
Class 1	3.94%	12.93%	9.32%
Class 2	3.66%	12.65%	8.91%
S&P 500 Total Return Index ***	13.69%	20.41%	14.66%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2014 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1 and Class 2 are 0.44% and 0.69%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Inception date is April 26, 2011.

***	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2014	% of Net Assets
Equity Funds	84.9%
Debt Funds	13.1%
Other Assets/Cash & Cash Equivalents	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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TOPS® Moderate Growth ETF Portfolio
Portfolio Review (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmark:

	One	Three	Performance
	Year	Year	Since Inception**
Moderate Growth ETF Portfolio
Class 1	3.83%	10.64%	6.03%
Class 2	3.48%	10.35%	5.77%
S&P 500 Total Return Index ***	13.69%	20.41%	14.66%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account. Per the fee table in the May 1, 2014 prospectus, the Portfolio’s total annual operating expense ratios including acquired fund fees and expenses for Class 1 and Class 2 are 0.45% and 0.70%, respectively. For performance information current to the most recent month-end, please call 1-855-572-5945.

**	Inception date is April 26, 2011.

***	The S&P 500 Total Return Index is an unmanaged market capitlization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class as of December 31, 2014	% of Net Assets
Equity Funds	64.8%
Debt Funds	33.2%
Other Assets/Cash & Cash Equivalents	2.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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TOPS® Aggressive Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 97.9%
	EQUITY FUNDS - 97.9%
3,018	FlexShares Global Upstream Natural Resources Index Fund	$92,411
1,269	Guggenheim Timber ETF	30,761
2,956	iShares Core S&P Mid-Cap ETF	428,029
4,021	iShares Core S&P Small-Cap ETF	458,635
4,379	iShares S&P 500 Growth ETF	488,696
4,909	iShares S&P 500 Value ETF	460,317
1,483	SPDR Dow Jones International Real Estate ETF	61,648
670	SPDR Dow Jones REIT ETF	60,903
11,823	Vanguard FTSE All-World ex-US ETF	554,026
972	Vanguard FTSE All-World ex-US Small-Cap ETF	92,777
5,871	Vanguard FTSE Emerging Markets ETF	234,958
1,001	WisdomTree Emerging Markets SmallCap Dividend Fund	43,203
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,878,126)	3,006,364

	SHORT-TERM INVESTMENT - 3.2%
	MONEY MARKET FUND - 3.2%
97,548	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.01% (a)
	(Cost - $97,548)	97,548

	TOTAL INVESTMENTS - 101.1% (Cost - $2,975,674) (b)	$3,103,912
	OTHER ASSETS AND LIABILITIES - NET - (1.1)%	(34,669)
	TOTAL NET ASSETS - 100.0%	$3,069,243

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $2,976,807 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$176,894
Unrealized depreciation:	(49,789)
Net unrealized appreciation:	$127,105

See accompanying notes to financial statements.

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TOPS® Balanced ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 48.3%
15,771	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$383,078
2,435	iShares 3-7 Year Treasury Bond ETF	297,825
1,682	iShares Floating Rate Bond ETF	85,008
2,370	iShares iBoxx $ High Yield Corporate Bond ETF	212,352
2,492	iShares iBoxx $ Investment Grade Corporate Bond ETF	297,570
6,579	PIMCO 1-5 Year U.S. TIPS Index ETF	340,332
3,545	PowerShares Senior Loan Portfolio	85,186
5,566	SPDR Barclays Short Term Corporate Bond ETF	170,264
1,600	Vanguard Total International Bond ETF	84,976
2,047	WisdomTree Emerging Markets Local Debt Fund	85,155
		2,041,746
	EQUITY FUNDS - 49.7%
1,378	FlexShares Global Upstream Natural Resources Index Fund	42,194
1,740	Guggenheim Timber ETF	42,178
1,158	iShares Core S&P Mid-Cap ETF	167,678
1,470	iShares Core S&P Small-Cap ETF	167,668
2,627	iShares S&P 500 Growth ETF	293,173
4,935	iShares S&P 500 Value ETF	462,755
3,049	SPDR Dow Jones International Real Estate ETF	126,747
1,377	SPDR Dow Jones REIT ETF	125,169
381	Vanguard Energy ETF	42,527
7,202	Vanguard FTSE All-World ex-US ETF	337,486
888	Vanguard FTSE All World ex-US Small-Cap ETF	84,760
3,494	Vanguard FTSE Emerging Markets ETF	139,830
391	Vanguard Materials ETF	41,989
686	WisdomTree Emerging Markets SmallCap Dividend Fund	29,608
		2,103,762
	TOTAL EXCHANGE TRADED FUNDS (Cost - $3,990,844)	4,145,508

	SHORT-TERM INVESTMENT - 2.5%
	MONEY MARKET FUND - 2.5%
103,961	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.01% (a)
	(Cost - $103,961)	103,961

	TOTAL INVESTMENTS - 100.5% (Cost - $4,094,805) (b)	$4,249,469
	OTHER ASSETS AND LIABILITIES - NET - (0.5)%	(20,316)
	TOTAL NET ASSETS - 100.0%	$4,229,153

See accompanying notes to financial statements.

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TOPS® Balanced ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $4,125,206 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$207,988
Unrealized depreciation:	(83,725)
Net unrealized appreciation:	$124,263

See accompanying notes to financial statements.

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TOPS® Conservative ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 68.2%
10,553	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$256,332
1,819	iShares 1-3 Year Treasury Bond ETF	153,614
1,048	iShares 3-7 Year Treasury Bond ETF	128,181
1,521	iShares Floating Rate Bond ETF	76,871
1,287	iShares iBoxx $ Investment Grade Corporate Bond ETF	153,681
1,014	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	102,242
4,955	PIMCO 1-5 Year U.S. TIPS Index ETF	256,322
1,015	PIMCO Enhanced Short Maturity Active ETF	102,576
6,408	PowerShares Senior Loan Portfolio	153,984
6,707	SPDR Barclays Short Term Corporate Bond ETF	205,167
483	Vanguard Total International Bond ETF	25,652
3,081	WisdomTree Emerging Markets Local Debt Fund	128,170
		1,742,792
	EQUITY FUNDS - 29.8%
1,661	FlexShares Global Upstream Natural Resources Index Fund	50,860
698	iShares Core S&P Mid-Cap ETF	101,070
443	iShares Core S&P Small-Cap ETF	50,529
1,131	iShares S&P 500 Growth ETF	126,220
1,893	iShares S&P 500 Value ETF	177,507
1,224	SPDR Dow Jones International Real Estate ETF	50,882
553	SPDR Dow Jones REIT ETF	50,268
2,712	Vanguard FTSE All-World ex-US ETF	127,084
267	Vanguard FTSE All-World ex-US Small-Cap ETF	25,485
		759,905
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,519,777)	2,502,697

	SHORT-TERM INVESTMENT - 2.4%
	MONEY MARKET FUND - 2.4%
61,194	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.01% (a)
	(Cost - $61,194)	61,194

	TOTAL INVESTMENTS - 100.4% (Cost - $2,580,971) (b)	$2,563,891
	OTHER ASSETS AND LIABILITIES - NET - (0.4)%	(11,351)
	TOTAL NET ASSETS - 100.0%	$2,552,540

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $2,581,950 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$40,873
Unrealized depreciation:	(58,932)
Net unrealized depreciation:	$(18,059)

See accompanying notes to financial statements.

14

TOPS® Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 13.1%
7,081	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$171,997
2,554	iShares iBoxx $ High Yield Corporate Bond ETF	228,838
3,323	PIMCO 1-5 Year U.S. TIPS Index ETF	171,899
4,135	WisdomTree Emerging Markets Local Debt Fund	172,016
		744,750
	EQUITY FUNDS - 84.9%
7,435	FlexShares Global Upstream Natural Resources Index Fund	227,660
2,344	Guggenheim Timber ETF	56,819
4,290	iShares Core S&P Mid-Cap ETF	621,192
5,943	iShares Core S&P Small-Cap ETF	677,859
6,573	iShares S&P 500 Growth ETF	733,547
7,255	iShares S&P 500 Value ETF	680,301
4,109	SPDR Dow Jones International Real Estate ETF	170,811
1,237	SPDR Dow Jones REIT ETF	112,443
513	Vanguard Energy ETF	57,261
20,621	Vanguard FTSE All-World ex-US ETF	966,300
1,197	Vanguard FTSE All World ex-US Small-Cap ETF	114,254
7,136	Vanguard FTSE Emerging Markets ETF	285,583
528	Vanguard Materials ETF	56,702
1,320	WisdomTree Emerging Markets SmallCap Dividend Fund	56,971
		4,817,703
	TOTAL EXCHANGE TRADED FUNDS (Cost - $5,036,711)	5,562,453

	SHORT-TERM INVESTMENT - 2.9%
	MONEY MARKET FUND - 2.9%
164,666	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.01% (a)
	(Cost - $164,666)	164,666

	TOTAL INVESTMENTS - 100.9% (Cost - $5,201,377) (b)	$5,727,119
	OTHER ASSETS AND LIABILITIES - NET - (0.9)%	(51,169)
	TOTAL NET ASSETS - 100.0%	$5,675,950

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $5,206,746 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$598,980
Unrealized depreciation:	(78,607)
Net unrealized appreciation:	$520,373

See accompanying notes to financial statements.

15

TOPS® Moderate Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 98.0%
	DEBT FUNDS - 33.2%
7,205	FlexShares iBoxx 3-Year Target Duration TIPS Index Fund	$175,010
1,624	iShares iBoxx $ High Yield Corporate Bond ETF	145,510
1,708	iShares iBoxx $ Investment Grade Corporate Bond ETF	203,952
2,818	PIMCO 1-5 Year U.S. TIPS Index ETF	145,775
2,429	PowerShares Senior Loan Portfolio	58,369
4,767	SPDR Barclays Short Term Corporate Bond ETF	145,823
549	Vanguard Total International Bond ETF	29,157
1,403	WisdomTree Emerging Markets Local Debt Fund	58,365
		961,961
	EQUITY FUNDS - 64.8%
2,835	FlexShares Global Upstream Natural Resources Index Fund	86,808
1,192	Guggenheim Timber ETF	28,894
1,587	iShares Core S&P Mid-Cap ETF	229,798
2,016	iShares Core S&P Small-Cap ETF	229,945
2,572	iShares S&P 500 Growth ETF	287,035
3,075	iShares S&P 500 Value ETF	288,343
2,089	SPDR Dow Jones International Real Estate ETF	86,840
629	SPDR Dow Jones REIT ETF	57,176
261	Vanguard Energy ETF	29,133
7,405	Vanguard FTSE All-World ex-US ETF	346,998
609	Vanguard FTSE All World ex-US Small-Cap ETF	58,129
2,395	Vanguard FTSE Emerging Markets ETF	95,848
268	Vanguard Materials ETF	28,780
470	WisdomTree Emerging Markets SmallCap Dividend Fund	20,285
		1,874,012
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,773,688)	2,835,973

	SHORT-TERM INVESTMENT - 2.9%
	MONEY MARKET FUND - 2.9%
84,276	Invesco Short-Term Investments Trust - Liquid Assets Portfolio to yield 0.01% (a)
	(Cost - $84,276)	84,276

	TOTAL INVESTMENTS - 100.9% (Cost - $2,857,964) (b)	$2,920,249
	OTHER ASSETS AND LIABILITIES - NET - (0.9)%	(26,139)
	TOTAL NET ASSETS - 100.0%	$2,894,110

See accompanying notes to financial statements.

16

TOPS® Moderate Growth ETF Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

TIPS - Treasury Inflation Protected Security

ETF - Exchange Traded Fund

REIT - Real Estate Investment Trust

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2014

(b)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $2,870,129 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$117,924
Unrealized depreciation:	(67,804)
Net unrealized appreciation:	$50,120

See accompanying notes to financial statements.

17

TOPS® ETF Portfolios
Statements of Assets and Liabilities
December 31, 2014

	Aggressive	Balanced		Conservative
	Growth	ETF		ETF
	ETF Portfolio	Portfolio		Portfolio
Assets:
Investments in securities, at cost	$2,975,674	$4,094,805		$2,580,971
Investments in securities, at value	$3,103,912	$4,249,469		$2,563,891
Receivable for securities sold	28,781	29,404		13,430
Dividends receivable	2,836	2,659		2,814
Receivable for Portfolio shares sold	2,344	25		—
Total Assets	3,137,873	4,281,557		2,580,135
Liabilities:
Payable for securities purchased	67,383	50,707		26,238
Payable for Portfolio shares redeemed	37	26		338
Accrued investment advisory fees	273	372		229
Administrative service fees payable	273	372		229
Accrued distribution (12b-1) fees	664	927		561
Total Liabilities	68,630	52,404		27,595
Net Assets	$3,069,243	$4,229,153		$2,552,540

Components of Net Assets:
Paid in capital	$2,741,837	$3,953,985		$2,519,771
Undistributed net investment income	41,943	67,742		33,085
Accumulated net realized gain on investments	157,225	52,762		16,764
Net unrealized appreciation / (depreciation) on investments	128,238	154,664		(17,080)
Net Assets	$3,069,243	$4,229,153		$2,552,540

Class 1 Shares:
Net assets	$83,167	$22,898		$63,551
Total shares of beneficial interest outstanding at end of year
($0 par value, unlimited shares authorized)	6,643	1,980		5,697

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.52	$11.57	(a)	$11.15	(a)

Class 2 Shares:
Net assets	$2,986,076	$4,206,255		$2,488,989
Total shares of beneficial interest outstanding at end of year
($0 par value, unlimited shares authorized)	239,767	374,638		224,516

Net asset value, offering and redemption price per share (Net assets ÷ Total shares of beneficial interest outstanding)	$12.45	$11.23		$11.09

(a)	NAV may not recalculate due to rounding of shares.

See accompanying notes to financial statements.

18

TOPS® ETF Portfolios
Statements of Assets and Liabilities (Continued)
December 31, 2014

	Growth	Moderate
	ETF	Growth
	Portfolio	ETF Portfolio
Assets:
Investments in securities, at cost	$5,201,377	$2,857,964
Investments in securities, at value	$5,727,119	$2,920,249
Receivable for securities sold	54,557	18,706
Dividends receivable	7,309	3,307
Receivable for Portfolio shares sold	1,119	875
Total Assets	5,790,104	2,943,137
Liabilities:
Payable for securities purchased	111,993	47,884
Payable for Portfolio shares redeemed	74	22
Accrued investment advisory fees	507	255
Administrative service fees payable	507	255
Accrued distribution (12b-1) fees	1,073	611
Total Liabilities	114,154	49,027
Net Assets	$5,675,950	$2,894,110

Components of Net Assets:
Paid in capital	$4,852,281	$2,515,167
Undistributed net investment income	100,315	69,993
Accumulated net realized gain on investments	197,612	246,665
Net unrealized appreciation on investments	525,742	62,285
Net Assets	$5,675,950	$2,894,110

Class 1 Shares:
Net assets	$858,519	$129,235
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	64,169	11,623

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$13.38	$11.12

Class 2 Shares:
Net assets	$4,817,431	$2,764,875
Total shares of beneficial interest outstanding at end of year ($0 par value, unlimited shares authorized)	364,448	250,386

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$13.22	$11.04

See accompanying notes to financial statements.

19

TOPS® ETF Portfolios
Statements of Operations
For the Year Ended December 31, 2014

	Aggressive	Balanced	Conservative
	Growth	ETF	ETF
	ETF Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$52,061	$85,235	$41,971
Interest income	8	12	8
Total Investment Income	52,069	85,247	41,979
Expenses:
Investment advisory fees	2,290	3,894	2,028
Administrative service fees	2,290	3,894	2,028
Distribution fees (12b-1) - Class 2 Shares	5,525	9,701	4,831
Total Expenses	10,105	17,489	8,887
Net Investment Income	41,964	67,758	33,092
Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	158,780	86,069	19,507
Distributions of realized gains by underlying investment companies	—	40	350
	158,780	86,109	19,857
Net change in unrealized depreciation on investments	(91,385)	(22,335)	(28,228)
Net Realized and Unrealized Gain (Loss) on Investments	67,395	63,774	(8,371)
Net Increase in Net Assets Resulting from Operations	$109,359	$131,532	$24,721

See accompanying notes to financial statements.

20

TOPS® ETF Portfolios
Statements of Operations (Continued)
For the Year Ended December 31, 2014

	Growth	Moderate
	ETF	Growth
	Portfolio	ETF Portfolio
Investment Income:
Dividend income	$122,388	$83,558
Interest income	17	13
Total Investment Income	122,405	83,571
Expenses:
Investment advisory fees	5,376	3,711
Administrative service fees	5,376	3,711
Distribution fees (12b-1) - Class 2 Shares	11,326	6,147
Total Expenses	22,078	13,569
Net Investment Income	100,327	70,002
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	199,526	261,054
Distributions of realized gains by underlying investment companies	—	34
	199,526	261,088
Net change in unrealized depreciation on investments	(102,931)	(188,715)
Net Realized and Unrealized Gain on Investments	96,595	72,373
Net Increase in Net Assets Resulting from Operations	$196,922	$142,375

See accompanying notes to financial statements.

21

TOPS® ETF Portfolios
Statements of Changes in Net Assets

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$41,964	$22,154	$67,758	$65,884
Net realized gain on investments	158,780	56,362	86,069	151,615
Distributions of realized gains by underlying investment companies	—	—	40	405
Net change in unrealized appreciation (depreciation) on investments	(91,385)	187,840	(22,335)	89,084
Net increase in net assets resulting from operations	109,359	266,356	131,532	306,988
From Distributions to Shareholders:
Net Investment Income:
Class 1	(851)	(178)	(399)	—
Class 2	(21,319)	(10,859)	(65,475)	(48,690)
Net Realized Gains:
Class 1	(1,847)	(32)	(910)	—
Class 2	(53,261)	(2,111)	(164,733)	—

Total distributions to shareholders	(77,278)	(13,180)	(231,517)	(48,690)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	4,937	135,142	72,593	1
Class 2	1,878,685	1,036,247	752,870	4,229,735
Reinvestment of distributions
Class 1	2,698	210	1,309	—
Class 2	74,580	12,970	230,208	48,690
Cost of shares redeemed
Class 1	(192)	(67,191)	(48,764)	(1,867,119)
Class 2	(714,057)	(388,315)	(300,891)	(2,304,281)
Net increase in net assets from share transactions of beneficial interest	1,246,651	729,063	707,325	107,026
Total increase in net assets	1,278,732	982,239	607,340	365,324

Net Assets:
Beginning of year	1,790,511	808,272	3,621,813	3,256,489
End of year	$3,069,243	$1,790,511	$4,229,153	$3,621,813
Undistributed net investment income at end of year	$41,943	$22,149	$67,742	$65,858

See accompanying notes to financial statements.

22

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
SHARE ACTIVITY
Class 1
Shares Sold	418	11,681	5,855	—
Shares Reinvested	219	18	114	—
Shares Redeemed	(15)	(5,679)	(3,990)	(167,906)
Net increase (decrease) in shares of beneficial interest outstanding	622	6,020	1,979	(167,906)

Class 2
Shares Sold	150,952	92,409	64,993	381,854
Shares Reinvested	6,113	1,128	20,665	4,367
Shares Redeemed	(57,182)	(33,750)	(25,763)	(207,165)
Net increase in shares of beneficial interest outstanding	99,883	59,787	59,895	179,056

See accompanying notes to financial statements.

23

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio		Growth ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$33,092	$10,768	$100,327	$71,252
Net realized gain on investments	19,507	26,848	199,526	60,103
Distributions of realized gains by underlying investment companies	350	165	—	449
Net change in unrealized appreciation (depreciation) on investments	(28,228)	(946)	(102,931)	524,132
Net increase in net assets resulting from operations	24,721	36,835	196,922	655,936
From Distributions to Shareholders:
Net Investment Income:
Class 1	(324)	(979)	(11,826)	(6,888)
Class 2	(10,449)	(6,321)	(59,432)	(29,750)
Net Realized Gains:
Class 1	(757)	(605)	(8,538)	(43)
Class 2	(28,539)	(4,257)	(48,333)	(199)

Total distributions to shareholders	(40,069)	(12,162)	(128,129)	(36,880)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	226,440	65,474	7,475	593,642
Class 2	2,209,919	982,378	1,194,368	3,180,312
Reinvestment of distributions
Class 1	1,081	1,584	20,364	6,931
Class 2	38,988	10,578	107,765	29,949
Cost of shares redeemed
Class 1	(228,575)	(49,755)	(5,017)	(258,764)
Class 2	(328,573)	(1,086,244)	(649,610)	(1,636,897)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,919,280	(75,985)	675,345	1,915,173
Total increase (decrease) in net assets	1,903,932	(51,312)	744,138	2,534,229

Net Assets:
Beginning of year	648,608	699,920	4,931,812	2,397,583
End of year	$2,552,540	$648,608	$5,675,950	$4,931,812
Undistributed net investment income at end of year	$33,085	$10,766	$100,315	$71,246

See accompanying notes to financial statements.

24

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Conservative ETF Portfolio		Growth ETF Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
SHARE ACTIVITY
Class 1
Shares Sold	19,785	5,969	566	51,114
Shares Reinvested	97	146	1,541	555
Shares Redeemed	(20,153)	(4,577)	(376)	(22,489)
Net increase (decrease) in shares of beneficial interest outstanding	(271)	1,538	1,731	29,180

Class 2
Shares Sold	197,895	89,150	90,093	264,846
Shares Reinvested	3,526	978	8,245	2,427
Shares Redeemed	(29,713)	(97,215)	(48,711)	(135,494)
Net increase (decrease) in shares of beneficial interest outstanding	171,708	(7,087)	49,627	131,779

See accompanying notes to financial statements.

25

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$70,002	$58,106
Net realized gain on investments	261,054	164,381
Distributions of realized gains by underlying investment companies	34	425
Net change in unrealized appreciation (depreciation) on investments	(188,715)	156,442
Net increase in net assets resulting from operations	142,375	379,354
From Distributions to Shareholders:
Net Investment Income:
Class 1	(2,615)	(20,027)
Class 2	(55,490)	(18,404)
Net Realized Gains:
Class 1	(7,364)	(6,284)
Class 2	(169,217)	(6,257)

Total distributions to shareholders	(234,686)	(50,972)

From Shares of Beneficial Interest:
Proceeds from shares sold
Class 1	129,999	2,166,588
Class 2	1,137,437	1,475,187
Reinvestment of distributions
Class 1	9,979	26,311
Class 2	224,707	24,661
Cost of shares redeemed
Class 1	(2,070,823)	(1,267,568)
Class 2	(686,234)	(1,093,446)
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,254,935)	1,331,733
Total increase (decrease) in net assets	(1,347,246)	1,660,115

Net Assets:
Beginning of year	4,241,356	2,581,241
End of year	$2,894,110	$4,241,356
Undistributed net investment income at end of year	$69,993	$58,096

See accompanying notes to financial statements.

26

TOPS® ETF Portfolios
Statements of Changes in Net Assets (Continued)

	Moderate Growth ETF Portfolio

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
SHARE ACTIVITY
Class 1
Shares Sold	10,719	194,210
Shares Reinvested	907	2,343
Shares Redeemed	(170,344)	(115,240)
Net increase (decrease) in shares of beneficial interest outstanding	(158,718)	81,313

Class 2
Shares Sold	96,963	131,270
Shares Reinvested	20,559	2,206
Shares Redeemed	(58,695)	(98,859)
Net increase in shares of beneficial interest outstanding	58,827	34,617

See accompanying notes to financial statements.

27

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$12.32	$10.05	$8.67	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.24	0.34	0.06	0.14
Net realized and unrealized gain (loss) on investments	0.38	2.04	1.32	(1.47)
Total income (loss) from investment operations	0.62	2.38	1.38	(1.33)

Less distributions from:
Net investment income	(0.13)	(0.09)	—	—
Net realized gain	(0.29)	(0.02)	—	—
Total distributions from net investment income and net realized gains	(0.42)	(0.11)	—	—

Net asset value, end of period	$12.52	$12.32	$10.05	$8.67

Total return (d)	5.10%	23.68%	15.92%	(13.30)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$83	$74	$10 (h)	$35
Ratio of expenses to average net assets (e)	0.20%	0.20%	0.20%	0.20	% (f)
Ratio of net investment income to average net assets (c) (e)	1.92%	2.83%	0.69%	2.34	% (f)
Portfolio turnover rate	36%	32%	32%	7	% (g)

(a)	The Aggressive Growth ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Actual net assets, not truncated.

See accompanying notes to financial statements.

28

TOPS® ETF Portfolios
Financial Highlights
Aggressive Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$12.27	$10.09	$8.66	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.23	0.19	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.36	2.09	1.08	(1.69)
Total income (loss) from investment operations	0.59	2.28	1.44	(1.34)

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.01)	—
Net realized gain	(0.29)	(0.02)	—	—
Total distributions from net investment income and net realized gains	(0.41)	(0.10)	(0.01)	—

Net asset value, end of period	$12.45	$12.27	$10.09	$8.66

Total return (d)	4.81%	22.63%	16.64%	(13.40)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$2,986	$1,716	$808	$16
Ratio of expenses to average net assets (e)	0.45%	0.45%	0.45%	0.45	% (f)
Ratio of net investment income to average net assets (c) (e)	1.83%	1.68%	3.66%	5.93	% (f)
Portfolio turnover rate	36%	32%	32%	7	% (g)

(a)	The Aggressive Growth ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

29

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012		December 31, 2011(a)

Net asset value, beginning of period	$11.72	$10.76	$9.57		$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.25	0.16	0.38		0.24
Net realized and unrealized gain (loss) on investments	0.30	0.80	0.81		(0.67)
Total income (loss) from investment operations	0.55	0.96	1.19		(0.43)

Less distributions from:
Net investment income	(0.21)	—	(0.00	) (i)	—
Net realized gain	(0.49)	—	—		—
Total distributions from net investment income and net realized gains	(0.70)	—	(0.00	) (i)	—

Net asset value, end of period	$11.57	$11.72	$10.76		$9.57

Total return (d)	4.76%	8.92%	12.48%		(4.30)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$23	$12 (e)	$1,806		$38
Ratio of expenses to average net assets (f)	0.20%	0.20%	0.20%		0.20	% (g)
Ratio of net investment income to average net assets (c) (f)	2.09%	1.47%	3.62%		3.66	% (g)
Portfolio turnover rate	21%	494%	117%		16	% (h)

(a)	The Balanced ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Actual net assets, not truncated.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

(i)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

30

TOPS® ETF Portfolios
Financial Highlights
Balanced ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended		Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012		December 31, 2011(a)

Net asset value, beginning of period	$11.51	$10.69	$9.56		$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.20	0.20	0.30		0.67
Net realized and unrealized gain (loss) on investments	0.20	0.77	0.83		(1.11)
Total income (loss) from investment operations	0.40	0.97	1.13		(0.44)

Less distributions from:
Net investment income	(0.19)	(0.15)	(0.00	) (h)	—
Net realized gain	(0.49)	—	—		—
Total distributions from net investment income and net realized gains	(0.68)	(0.15)	(0.00	) (h)	—

Net asset value, end of period	$11.23	$11.51	$10.69		$9.56

Total return (d)	3.54%	9.10%	11.86%		(4.40)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$4,206	$3,622	$1,450		$46
Ratio of expenses to average net assets (e)	0.45%	0.45%	0.45%		0.45	% (f)
Ratio of net investment income to average net assets (c) (e)	1.74%	1.80%	2.82%		10.25	% (f)
Portfolio turnover rate	21%	494%	117%		16	% (g)

(a)	The Balanced ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

31

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$11.07	$10.91	$9.91	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.21	0.20	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.05 (h)	0.32	0.80	(0.33)
Total income (loss) from investment operations	0.26	0.52	1.03	(0.09)

Less distributions from:
Net investment income	(0.05)	(0.22)	(0.03)	—
Net realized gain	(0.13)	(0.14)	—	—
Total distributions from net investment income and net realized gains	(0.18)	(0.36)	(0.03)	—

Net asset value, end of period	$11.15	$11.07	$10.91	$9.91

Total return (d)	2.37%	4.81%	10.35%	(0.90)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$64	$66	$48	$40
Ratio of expenses to average net assets (e)	0.20%	0.20%	0.20%	0.20	% (f)
Ratio of net investment income to average net assets (c) (e)	1.87%	1.81%	2.15%	3.54	% (f)
Portfolio turnover rate	27%	166%	107%	52	% (g)

(a)	The Conservative ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

See accompanying notes to financial statements.

32

TOPS® ETF Portfolios
Financial Highlights
Conservative ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$11.03	$10.88	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.18	0.16	0.30	0.26
Net realized and unrealized gain (loss) on investments	0.06 (h)	0.33	0.71	(0.36)
Total income (loss) from investment operations	0.24	0.49	1.01	(0.10)

Less distributions from:
Net investment income	(0.05)	(0.20)	(0.03)	—
Net realized gain	(0.13)	(0.14)	—	—
Total distributions from net investment income and net realized gains	(0.18)	(0.34)	(0.03)	—

Net asset value, end of period	$11.09	$11.03	$10.88	$9.90

Total return (d)	2.12%	4.57%	10.16%	(1.00)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$2,489	$583	$652	$15
Ratio of expenses to average net assets (e)	0.45%	0.45%	0.45%	0.45	% (f)
Ratio of net investment income to average net assets (c) (e)	1.62%	1.41%	2.76%	3.73	% (f)
Portfolio turnover rate	27%	166%	107%	52	% (g)

(a)	The Conservative ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

(h)	The amount of net gain (loss) on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Portfolio shares during the period.

See accompanying notes to financial statements.

33

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares

	Year Ended	Year Ended		Year Ended	Period Ended
	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$13.19	$11.17		$9.64	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.28	0.25		0.26	0.24
Net realized and unrealized gain (loss) on investments	0.24	1.88		1.31	(1.34)
Total income (loss) from investment operations	0.52	2.13		1.57	(1.10)

Less distributions from:
Net investment income	(0.19)	(0.11)		(0.01)	—
Net realized gain	(0.14)	(0.00	) (d)	(0.03)	—
Total distributions from net investment income and net realized gains	(0.33)	(0.11)		(0.04)	—

Payments by affiliates	—	—		—	0.74

Net asset value, end of period	$13.38	$13.19		$11.17	$9.64

Total return (e)	3.94%	19.14%		16.31%	(3.60	)% (i)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$859	$824		$371	$144
Ratio of expenses to average net assets (f)	0.20%	0.20%		0.20%	0.20	% (g)
Ratio of net investment income to average net assets (c) (f)	2.06%	2.03%		2.50%	3.86	% (g)
Portfolio turnover rate	21%	23%		13%	180	% (h)

(a)	The Growth ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2011, 4.19% of the total return of Class 1 consisted of a voluntary reimbursement by the Advisor for a net realized loss on a trading error. Excluding this item, total return would have been (7.79)% for Class 1.

See accompanying notes to financial statements.

34

TOPS® ETF Portfolios
Financial Highlights
Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares

	Year Ended	Year Ended		Year Ended	Period Ended
	December 31, 2014	December 31, 2013		December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$13.05	$11.07		$9.58	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.24	0.23		0.42	0.46
Net realized and unrealized gain (loss) on investments	0.24	1.85		1.11	(1.09)
Total income (loss) from investment operations	0.48	2.08		1.53	(0.63)

Less distributions from:
Net investment income	(0.17)	(0.10)		(0.01)	—
Net realized gain	(0.14)	(0.00	) (d)	(0.03)	—
Total distributions from net investment income and net realized gains	(0.31)	(0.10)		(0.04)	—

Payments by affiliates	—	—		—	0.21

Net asset value, end of period	$13.22	$13.05		$11.07	$9.58

Total return (e)	3.66%	18.89%		15.99%	(4.20	)% (i)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$4,817	$4,108		$2,026	$44
Ratio of expenses to average net assets (f)	0.45%	0.45%		0.45%	0.45	% (g)
Ratio of net investment income to average net assets (c) (f)	1.83%	1.90%		3.86%	7.02	% (g)
Portfolio turnover rate	21%	23%		13%	180	% (h)

(a)	The Growth ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Amount represents less than $0.01 per share.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(f)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(g)	Annualized.

(h)	Not annualized.

(i)	For the period ended December 31, 2011, 0.50% of the total return of Class 2 consisted of a voluntary reimbursement by the Advisor for a net realized loss on a trading error. Excluding this item, total return would have been (4.70)% for Class 2.

See accompanying notes to financial statements.

35

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 1 Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$11.75	$10.52	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.22	0.27	0.29	0.56
Net realized and unrealized gain (loss) on investments	0.22	1.12	1.10	(1.40)
Total income (loss) from investment operations	0.44	1.39	1.39	(0.84)

Less distributions from:
Net investment income	(0.28)	(0.12)	(0.03)	—
Net realized gain	(0.79)	(0.04)	—	—
Total distributions from net investment income and net realized gains	(1.07)	(0.16)	(0.03)	—

Net asset value, end of period	$11.12	$11.75	$10.52	$9.16

Total return (d)	3.83%	13.25%	15.20%	(8.40)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$129	$2,002	$936	$499
Ratio of expenses to average net assets (e)	0.20%	0.20%	0.20%	0.20	% (f)
Ratio of net investment income to average net assets (c) (e)	1.83%	2.43%	2.93%	8.56	% (f)
Portfolio turnover rate	46%	80%	21%	9	% (g)

(a)	The Moderate Growth ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

36

TOPS® ETF Portfolios
Financial Highlights
Moderate Growth ETF Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class 2 Shares

	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011(a)

Net asset value, beginning of period	$11.69	$10.48	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (b) (c)	0.22	0.21	0.36	0.60
Net realized and unrealized gain (loss) on investments	0.18	1.15	1.00	(1.45)
Total income (loss) from investment operations	0.40	1.36	1.36	(0.85)

Less distributions from:
Net investment income	(0.26)	(0.11)	(0.03)	—
Net realized gain	(0.79)	(0.04)	—	—
Total distributions from net investment income and net realized gains	(1.05)	(0.15)	(0.03)	—

Net asset value, end of period	$11.04	$11.69	$10.48	$9.15

Total return (d)	3.48%	13.02%	14.89%	(8.50)%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$2,765	$2,240	$1,645	$14
Ratio of expenses to average net assets (e)	0.45%	0.45%	0.45%	0.45	% (f)
Ratio of net investment income to average net assets (c) (e)	1.91%	1.92%	3.55%	9.63	% (f)
Portfolio turnover rate	46%	80%	21%	9	% (g)

(a)	The Moderate Growth ETF Portfolio commenced operations on April 26, 2011.

(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

37

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.	ORGANIZATION

The TOPS® ETF Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of five different actively managed portfolios. Each Portfolio is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, on November 2, 2005, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies. The assets of each Portfolio are segregated and a shareholder’s interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective
Aggressive Growth ETF Portfolio	Capital appreciation.
Balanced ETF Portfolio	Income and capital appreciation.
Conservative ETF Portfolio (formerly TOPS Capital Preservation ETF Portfolio)	Preserve capital and provide moderate income and moderate capital appreciation.
Growth ETF Portfolio	Capital appreciation.
Moderate Growth ETF Portfolio	Capital appreciation.

The Portfolios currently offer two classes of shares: Class 1 Shares and Class 2 Shares. Each class of shares of the Portfolios has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Portfolios’ share classes differ in the fees and expenses charged to shareholders. The Portfolios’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

38

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Funds of Funds – The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

39

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for each Portfolio’s investments measured at fair value:

Aggressive Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$3,006,364	$—	$—	$3,006,364
Short-Term Investment	97,548	—	—	97,548
Total	$3,103,912	$—	$—	$3,103,912

Balanced ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,145,508	$—	$—	$4,145,508
Short-Term Investment	103,961	—	—	103,961
Total	$4,249,469	$—	$—	$4,249,469

Conservative ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,502,697	$—	$—	$2,502,697
Short-Term Investment	61,194	—	—	61,194
Total	$2,563,891	$—	$—	$2,563,891

Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,562,453	$—	$—	$5,562,453
Short-Term Investment	164,666	—	—	164,666
Total	$5,727,119	$—	$—	$5,727,119

Moderate Growth ETF Portfolio

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,835,973	$—	$—	$2,835,973
Short-Term Investment	84,276	—	—	84,276
Total	$2,920,249	$—	$—	$2,920,249

The Portfolios did not hold any Level 2 or Level 3 securities during the year ended December 31, 2014.

There were no transfers into or out of Level 1 or Level 2 during the year ended December 31, 2014. It is the Portfolios’ policy to record transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

40

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Federal Income Tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in each Portfolio’s 2011-2013 tax returns or expected to be taken in each Portfolio’s 2014 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
Aggressive Growth ETF Portfolio	$1,992,565	$801,818
Balanced ETF Portfolio	1,318,463	785,542
Conservative ETF Portfolio	2,394,548	518,510
Growth ETF Portfolio	1,721,002	1,082,046
Moderate Growth ETF Portfolio	1,678,498	3,066,709

41

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

ValMark Advisers, Inc. serves as the Portfolios’ investment advisor (the “Advisor”). The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Portfolios for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.10% of each Portfolio’s average daily net assets. Please see below for the advisory fees incurred by each Portfolio.

Fund	Advisory Fees
Aggressive Growth ETF Portfolio	$2,290
Balanced ETF Portfolio	3,894
Conservative ETF Portfolio	2,028
Growth ETF Portfolio	5,376
Moderate Growth ETF Portfolio	3,711

The Trust, on behalf of the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for Class 2 shares. The fee is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class 2 shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. The Distributor is an affiliate of GFS. Please see below for the Class 2 distritbtuion fees incurred by each Portfolio.

Fund	Distribution Fees
Aggressive Growth ETF Portfolio	$5,525
Balanced ETF Portfolio	9,701
Conservative ETF Portfolio	4,831
Growth ETF Portfolio	11,326
Moderate Growth ETF Portfolio	6,147

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to Fund Accounting, Fund Administration, Transfer Agency, Legal Fees, Audit Fees, Compliance Services, Shareholder Reporting Expenses, Trustees Fees and Custody Fees. For the year ended December 31, 2014, the Trustees received fees in the amount $7,169 on behalf of each Portfolio.

The approved entities may be affiliates of GFS. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolios.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from GFS under the administrative servicing agreement.

42

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from GFS under the administrative servicing agreement.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of December 31, 2014, ownership percentages of the holders of the voting securities of each Portfolio that may be deemed to control the Portfolio was as follows:

Aggressive Growth ETF Portfolio

Pruco Life Insurance Company	51%
Ohio National Life Insurance Company	45%

Balanced ETF Portfolio

Ohio National Life Insurance Company	40%
New York Life Insurance Company	36%

Conservative ETF Portfolio

Jefferson National Life Insurance Company	77%

Growth ETF Portfolio

Ohio National Life Insurance Company	58%
Pruco Life Insurance Company	25%

Moderate Growth ETF Portfolio

Pruco Life Insurance Company	43%
Ohio National Life Insurance Company	42%

The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

43

TOPS® ETF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the following years was as follows:

	For the year ended December 31, 2014			For the year ended December 31, 2013

	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total

Aggressive Growth ETF Portfolio	$24,856	$52,422	$77,278	$13,180	$—	$13,180

Balanced ETF Portfolio	156,009	75,508	231,517	48,690	—	48,690

Conservative ETF Portfolio	25,075	14,994	40,069	12,095	67	12,162

Growth ETF Portfolio	71,258	56,871	128,129	36,638	242	36,880

Moderate Growth ETF Portfolio	124,410	110,276	234,686	50,368	604	50,972

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)

Aggressive Growth ETF Portfolio	$41,943	$158,358	$—	$—	$127,105	$327,406

Balanced ETF Portfolio	68,968	81,937	—	—	124,263	275,168

Conservative ETF Portfolio	46,742	4,086	—	—	(18,059)	32,769

Growth ETF Portfolio	100,315	202,981	—	—	520,373	823,669

Moderate Growth ETF Portfolio	191,781	137,042	—	—	50,120	378,943

The difference between book basis and tax basis unrealized appreciation (depreciation), and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no subsequent events requiring adjustment or disclosure in the financial statements.

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Variable Trust

and the Shareholders of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio and TOPS Moderate Growth ETF Portfolio

We have audited the accompanying statements of assets and liabilities of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio and TOPS Moderate Growth ETF Portfolio, each a series of shares of beneficial interest of Northern Lights Variable Trust (the “Portfolios”), including the portfolios of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TOPS Aggressive Growth ETF Portfolio, TOPS Balanced ETF Portfolio, TOPS Conservative ETF Portfolio, TOPS Growth ETF Portfolio and TOPS Moderate Growth ETF Portfolio, as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania February 17, 2015

45

TOPS® ETF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2014

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, or other expenses charged by your insurance contract or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 1	Ratio	7-1-14	12-31-14	Period*	12-31-14	Period*
Aggressive Growth ETF Portfolio	0.20%	$1,000.00	$993.70	$1.01	$1,024.20	$1.02
Balanced ETF Portfolio	0.20%	$1,000.00	$993.40	$1.00	$1,024.20	$1.02
Conservative ETF Portfolio	0.20%	$1,000.00	$986.20	$1.00	$1,024.20	$1.02
Growth ETF Portfolio	0.20%	$1,000.00	$983.40	$1.00	$1,024.20	$1.02
Moderate Growth ETF Portfolio	0.20%	$1,000.00	$985.40	$1.00	$1,024.20	$1.02

46

TOPS® ETF Portfolios

EXPENSE EXAMPLES (Unaudited)(Continued)

December 31, 2014

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
Class 2	Ratio	7-1-14	12-31-14	Period*	12-31-14	Period*
Aggressive Growth ETF Portfolio	0.45%	$1,000.00	$992.30	$2.26	$1,022.94	$2.29
Balanced ETF Portfolio	0.45%	$1,000.00	$989.00	$2.26	$1,022.94	$2.29
Conservative ETF Portfolio	0.45%	$1,000.00	$985.50	$2.25	$1,022.94	$2.29
Growth ETF Portfolio	0.45%	$1,000.00	$982.40	$2.25	$1,022.94	$2.29
Moderate Growth ETF Portfolio	0.45%	$1,000.00	$983.50	$2.25	$1,022.94	$2.29

*	Expenses are equal to the average account value over the period, multiplied by each Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

47

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

TOPS® Conservative ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Moderate Growth ETF Portfolio, TOPS® Growth ETF Portfolio and TOPS® Aggressive Growth ETF Portfolio (Adviser – ValMark Advisers, Inc)

In connection with the regular meeting held on November 11-12, 2014, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between ValMark Advisers, Inc (“ValMark”) and the Trust, with respect to TOPS® Conservative ETF Portfolio (“TOPS Conservative”), TOPS® Balanced ETF Portfolio (“TOPS Balanced”), TOPS® Moderate Growth ETF Portfolio (“TOPS Moderate”), TOPS® Growth ETF Portfolio (“TOPS Growth”) and TOPS® Aggressive Growth ETF Portfolio (“TOPS Aggressive”) (each a “Portfolio” and collectively, the “Portfolios”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was established in 1997 and is currently managing approximately $5.5 billion in assets providing advisory services and risk management services for several corporate insurance firms and investment companies. The Board reviewed the background information of the key investment personnel responsible for servicing the Portfolios, observing that the investment team consists of experienced financial industry professionals who have insurance expertise, have accomplished career credentials with some having been former executives from national financial services organizations, and are fully capable of providing the Funds with investment management services. For the TOPS Managed Risk Portfolios, the Board observed that the adviser conducts due diligence and supervision of the sub-adviser, Milliman, an industry leader in developing and managing hedging overlay strategies. The Board also observed that the adviser’s due diligence and sub-adviser supervision process consists of reviewing trade information, position summaries, and having regular communication. The Board observed that the adviser provides compliance monitoring with the Portfolios’ investment limitations by reviewing daily reports of each Portfolio’s holdings prior to each trade while also monitoring for style drift. The Board reviewed the adviser’s broker-dealer selection process and best execution practices noting their approach takes into consideration the size of the broker-dealer, its experience with ETF execution, and the technology offered for execution. The Board acknowledged that it has had a good working relationship with the adviser for several years, having several variable insurance portfolios within the Trust. The Board recognized that the adviser is considered one of the top ETF strategists in the U.S., having responded to clients and insurance carrier requests to create various ETF strategies. The Board acknowledged the adviser has a solid industry reputation and robust corporate structure, concluding the adviser should continue to provide a high level of quality service to the Funds for the benefit of its shareholders.

Performance.

TOPS Conservative. The Trustees discussed the Portfolio’s objective to preserve capital while generating moderate income and moderate capital appreciation, its Morningstar category, its current 3 star Morningstar rating, and its historical rankings within the Morningstar category. The Trustees noted the Portfolio’s return over the 3-year period was lower than both the Morningstar category average and Morningstar standard index, but also observed that the Portfolio generated negative alpha. When compared to the adviser-selected peer group, the Trustees noted that the Portfolio slightly outperformed over the 3-year period, but underperformed over the 1-year and 2-year time period. The Trustees noted that the adviser attributed the underperformance to a lower equity exposure than the comparison group. The Trustees concluded that the adviser was accomplishing the Portfolio’s objective by preserving capital and providing moderate income and moderate capital appreciation, but also that the Portfolio can exhibit a higher risk profile than what might be expected for the moderate returns achieved.

48

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

TOPS Balanced. The Trustees discussed the Portfolio’s objective of seeking income and capital appreciation, its Morningstar category, its current 4 star Morningstar rating, and historical rankings within the Morningstar category. The Trustees noted that the Portfolio exhibited a higher standard deviation than the Morningstar category and Morningstar standard index. The Trustees also noted that the Portfolio exhibited a lower Sharpe ratio than both comparison groups, which indicates that the Portfolio achieves its returns mainly through using a higher beta with less concern for lower volatility. However, the Trustees observed that when compared to the adviser-selected peer group, the Portfolio shows better risk-return characteristics and a better Sharpe ratio. The Trustees considered the adviser’s explanation that the outperformance of the Portfolio over the Morningstar category and peer group was due to the Portfolio’s higher equity exposure than those two groups. The Trustees reasoned that such exposure supports the conclusion that the adviser achieves its return through a higher beta. The Trustees concluded that the Portfolio was achieving its objective of seeking income and capital appreciation, and that performance was satisfactory.

TOPS Moderate. The Trustees discussed the Portfolio’s objective of seeking income and capital appreciation, its Morningstar category, its current 2 star Morningstar rating, and its returns over the 3-year period and year-to-date. The Trustees reviewed the Morningstar data and concluded that the statistics indicated that the Portfolio had a higher equity exposure than the comparison groups that has not always resulted in higher returns. The Trustees noted that the Portfolio’s Sharpe ratio was positive, yet also lower than both the Morningstar category and Morningstar standard index. The Trustees further noted that the Portfolio showed a negative alpha when compared to the Morningstar best fit index and standard index, and that the Portfolio captured more downside than the Morningstar category and slightly more upside. The Trustees reasoned that the Portfolio generated capital appreciation as the objective states, but tended to take on more risk than would be expected for the returns achieved. However, when compared to the adviser-selected peer group, the Trustees noted that the Portfolio slightly underperformed up over the 3-year period, but outperformed the peer group over the 1-year and 2-year period. The Trustees concluded that the Portfolio was achieving its objective and that the Portfolio’s performance was satisfactory.

TOPS Growth. The Trustees discussed the Portfolio’s performance over the 3-year period and year to date, its Morningstar category, its current 5 star Morningstar rating, and its historical Morningstar rankings, noting that the Fund exhibited a strong ranking until very recently. The Trustees noted that the Portfolio’s standard deviation exceeded the Morningstar category and Morningstar standard index, but that the returns also exceeded those comparison groups leading to a higher Sharpe ratio. The Trustees further noted that the Portfolio showed positive alpha, and reasoned that such return was higher than what might be expected based on the Portfolio’s volatility. The Trustees noted that the Portfolio’s upside/downside capture ratio was strong over the past 3 years, but not as strong over the 1-year period. The Trustees reasoned that the Portfolio had succeeded in providing capital appreciation with good risk/return characteristics. They also noted that the Portfolio outperformed the adviser-selected peer group over 1 year, 2 year and 3 year time periods, and that the adviser reported that the Portfolio’s outperformance relative to the comparison categories was due to a higher allocation to equity securities. The Trustees concluded that the Portfolio’s performance was satisfactory.

TOPS Aggressive. The Trustees discussed the Portfolio’s Morningstar category, its current 1 star Morningstar rating, its consistently low Morningstar rankings, and its historical returns. The Trustees noted that the Portfolio lagged both the Morningstar category and the S&P 500 Index benchmark across the 1 year, 2 year and 3 year periods. The Trustees further noted that the Portfolio’s standard deviation was higher and the annualized returns were lower than both the Morningstar category and benchmark, which resulted in the Portfolio’s exhibiting a lower Sharpe ratio than both comparison groups. The Trustees also noted that the Portfolio exhibited a lower alpha than the Morningstar best fit index. However, the Trustees also observed that when compared to the adviser-selected Morningstar category, Aggressive Allocation, and the adviser-selected peer group, the Portfolio showed outperformance over the same periods. The Trustees reasoned that the Portfolio was achieving the investment objective of capital appreciation, but seemed to be doing so through higher beta notwithstanding higher volatility. The adviser explained to the Trustees that the Portfolio’s underperformance relative to the benchmark was due to the allocation to international positions and expected that the Portfolio would perform better over longer time frames and a full market cycle. The Trustees concluded that the adviser had delivered absolute returns and the Portfolio’s performance was satisfactory.

Fees and Expenses.

Tops Conservative. The Trustees evaluated the advisory fee and expense ratios of TOPS Conservative, noting that the Portfolio has the same advisory fee as the lowest advisory fee in the peer group, and that the net expense ratio was below the lowest of the peer group. They further noted that both the advisory fee and expenses are significantly below the average for the Morningstar category and the peer group. The Trustees also considered fees charged by the adviser for managing separate accounts and wrap programs. The Trustees noted that the pricing of the Portfolio is very competitive, and concluded that they are satisfied with the advisory fee and expense levels.

49

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

TOPS Balanced. The Trustees then evaluated the advisory fee and expense ratios of TOPS Balanced, noting that the Portfolio has the same advisory fee as the lowest advisory fee in the peer group, and that the net expense ratio was below the lowest of the peer group. They further noted that both the advisory fee and expenses are significantly below the average for the Morningstar category. The Trustees also considered fees charged by the adviser for managing separate accounts and wrap programs. The Trustees noted that the pricing of the Portfolio is very competitive, and concluded that the advisory fee and expense levels were satisfactory.

TOPS Moderate. The Trustees then evaluated the advisory fee and expense ratios of TOPS Moderate, noting that the Portfolio has a lower advisory fee than the lowest advisory fee in the peer group, and that the net expense ratio was below the average of the peer group. They further noted that both the advisory fee and expenses are significantly below the average for the Morningstar category. The Trustees also considered fees charged by the adviser for managing separate accounts and wrap programs. The Trustees noted that the pricing of the Portfolio is very competitive, and concluded that they are satisfied with the advisory fee and expense levels.

TOPS Growth. The Trustees evaluated the advisory fee and expense ratios of TOPS Conservative, noting that the Portfolio has the same advisory fee as the lowest advisory fee in the peer group, and that the net expense ratio was below the lowest of the peer group. They further noted that both the advisory fee and expenses are significantly below the average for the Morningstar category and the peer group. The Trustees also considered fees charged by the adviser for managing separate accounts and wrap programs. The Trustees noted that the pricing of the Portfolio is very competitive, and concluded the advisory fee and expense levels were satisfactory.

TOPS Aggressive. The Trustees evaluated the advisory fee and expense ratios of TOPS Conservative, noting that the Portfolio has the same advisory fee as the lowest advisory fee in the peer group, and that the net expense ratio was below the lowest of the peer group. They further noted that both the advisory fee and expenses are significantly below the average for the Morningstar category. The Trustees also considered fees charged by the adviser for managing separate accounts and wrap programs. The Trustees observed that the pricing of the Portfolio is very competitive, and expressed satisfaction with both the advisory fee and expense levels.

Economies of Scale. The Trustees noted that the adviser has indicated that it believes the advisory fees are competitive even at higher asset levels and negotiated its fees with this in mind. The Trustees further noted that this aggressive fee schedule makes it unlikely that breakpoints would be instituted in the near future. After discussion, it was the consensus of the Trustees that based on the very competitive fee level of each Portfolio, and the adviser’s profit analysis, economies had not yet been reached, but the matter of economies of scale would be revisited as each Portfolio’s size increases significantly.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees considered the profits realized by the adviser in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to the Portfolio. The Trustees observed that based on the profitability information provided by the adviser, the adviser realized a modest profit on each TOPS Managed Risk Portfolio (with the exception of TOPS Risk Flex), while realizing a loss with respect to the other TOPS Portfolios. After discussion, the Trustees concluded that the adviser was not realizing an excessive profit from its management of any of the TOPS Portfolios.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of each of TOPS® Conservative ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Moderate Growth ETF Portfolio, TOPS® Growth ETF Portfolio and TOPS® Aggressive Growth ETF Portfolio.

50

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010- 2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)

12/31/14-NLVT-V4

51

TOPS® ETF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-572-5945.

12/31/14-NLVT-V4

52

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
53

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.
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PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-855-572-5945 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-572-5945.

INVESTMENT ADVISOR
ValMark Advisers, Inc.
130 Springside Drive
Akron, OH 44333

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor, Anthony Hertl and Mark Gersten are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FYE 2014 - $52,500
(b)	Audit-Related Fees
FYE 2014 - None
(c)	Tax Fees
FYE 2014 - $10,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
FYE 2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2014
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $52,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/20/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/20/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 2/20/15